SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:              November 30, 2006
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                     (Date of earliest event reported)

                            Core Bond Products LLC
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              (Exact Name of Registrant as Specified in Charter)

       Delaware                000-50084                06-1646732
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(State of Incorporation)     (Commission             (I.R.S. Employer
                             File Number)           Identification No.)

   Bank of America Corporate Center
       Charlotte, North Carolina                                     28255
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's Telephone Number, including area code (704) 386-7484
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events

      On November 30, 2006, a distribution was made to the holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1 (the "Certificates"), issued pursuant to a Trust Agreement, dated as of November 20, 2002, as amended, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee and securities intermediary (the "Trustee"), and Banc of America Securities LLC, as administrative agent (the "Trust Agreement"). More specific information with respect to this distribution is filed as Exhibit
99.1 hereto.

ITEM 9.01 Financial Statements and Exhibits

      (a)   Financial statements of businesses acquired.

            Not Applicable.

      (b)   Pro forma financial information

            Not Applicable.

      (c)   Exhibits

            The following exhibits were filed as part of this report:

            99.1  Trustee's statement to certificate holders of Core
                  Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on November 30, 2006.


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

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Core Bond Products LLC, as Depositor of the
                                Core Investment Grade Bond Trust I

                                /s/ David James Walker
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                                Name:  David James Walker
                                Title: President and Chief Executive Officer

December 4, 2006


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

                               INDEX TO EXHIBITS

    Exhibit No.                           Description
    -----------                           -----------

      99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on November 30, 2006.


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